                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                    033-14362
                                    033-20453
                                    033-20696
                                    333-59717
                                    333-72632
                                    333-91776
                                    333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                    002-95990
                                    033-82570
                                    333-56969
                                    333-64417
                                    333-72578
                                    333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491
     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2014.


                                        /s/ Henri de Castries
                                        ---------------------
                                        Henri de Castries, Director
State of New York)
County of New York) ss.:

On the 13th day of November in the year 2014 before me, the undersigned, personally appeared Henri de Castries, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Sue Ann Charles
-------------------
Signature and Office of individual taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                    033-14362
                                    033-20453
                                    033-20696
                                    333-59717
                                    333-72632
                                    333-91776
                                    333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                    002-95990
                                    033-82570
                                    333-56969
                                    333-64417
                                    333-72578
                                    333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491
     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2014.


                                        /s/ Ramon de Oliveira
                                        ---------------------
                                        Ramon de Oliveira, Director
State of New York)
County of New York) ss.:

On the 13th day of November in the year 2014 before me, the undersigned, personally appeared Ramon de Oliveira, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Sue Ann Charles
-------------------
Signature and Office of individual taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                    033-14362
                                    033-20453
                                    033-20696
                                    333-59717
                                    333-72632
                                    333-91776
                                    333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                    002-95990
                                    033-82570
                                    333-56969
                                    333-64417
                                    333-72578
                                    333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491
     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2014.


                                        /s/ Denis Duverne
                                        -----------------
                                        Denis Duverne, Director
State of New York)
County of New York) ss.:

On the 13th day of November in the year 2014 before me, the undersigned, personally appeared Denis Duverne, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Sue Ann Charles
-------------------
Signature and Office of individual taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                    033-14362
                                    033-20453
                                    033-20696
                                    333-59717
                                    333-72632
                                    333-91776
                                    333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                    002-95990
                                    033-82570
                                    333-56969
                                    333-64417
                                    333-72578
                                    333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491
     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2014.


                                        /s/ Barbara Fallon-Walsh
                                        ------------------------
                                        Barbara Fallon-Walsh, Director
State of New York)
County of New York) ss.:

On the 13th day of November in the year 2014 before me, the undersigned, personally appeared Barbara Fallon-Walsh, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Sue Ann Charles
-------------------
Signature and Office of individual taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                    033-14362
                                    033-20453
                                    033-20696
                                    333-59717
                                    333-72632
                                    333-91776
                                    333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                    002-95990
                                    033-82570
                                    333-56969
                                    333-64417
                                    333-72578
                                    333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491
     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2014.


                                        /s/ Danny L. Hale
                                        -----------------
                                        Danny L. Hale, Director
State of New York)
County of New York) ss.:

On the 13th day of November in the year 2014 before me, the undersigned, personally appeared Danny L. Hale, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Sue Ann Charles
-------------------
Signature and Office of individual taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                    033-14362
                                    033-20453
                                    033-20696
                                    333-59717
                                    333-72632
                                    333-91776
                                    333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                    002-95990
                                    033-82570
                                    333-56969
                                    333-64417
                                    333-72578
                                    333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491
     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2014.


                                        /s/ Peter S. Kraus
                                        ------------------
                                        Peter S. Kraus, Director
State of New York)
County of New York) ss.:

On the 13th day of November in the year 2014 before me, the undersigned, personally appeared Peter S. Kraus, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Sue Ann Charles
-------------------
Signature and Office of individual taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                    033-14362
                                    033-20453
                                    033-20696
                                    333-59717
                                    333-72632
                                    333-91776
                                    333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                    002-95990
                                    033-82570
                                    333-56969
                                    333-64417
                                    333-72578
                                    333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491
     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2014.


                                        /s/ Anders B. Malmstrom
                                        -----------------------
                                        Anders B. Malmstrom,
                                        Senior Executive Vice President and
                                        Chief Financial Officer
State of New York)
County of New York) ss.:

On the 13th day of November in the year 2014 before me, the undersigned, personally appeared Anders B. Malmstrom, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Sue Ann Charles
-------------------
Signature and Office of individual taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                    033-14362
                                    033-20453
                                    033-20696
                                    333-59717
                                    333-72632
                                    333-91776
                                    333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                    002-95990
                                    033-82570
                                    333-56969
                                    333-64417
                                    333-72578
                                    333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491
     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2014.


                                        /s/ Andrea Nitzan
                                        -----------------
                                        Andrea Nitzan, Executive Vice President
                                        and Chief Accounting Officer
State of New York)
County of New York) ss.:

On the 13th day of November in the year 2014 before me, the undersigned, personally appeared Andrea Nitzan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Sue Ann Charles
-------------------
Signature and Office of individual taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                    033-14362
                                    033-20453
                                    033-20696
                                    333-59717
                                    333-72632
                                    333-91776
                                    333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                    002-95990
                                    033-82570
                                    333-56969
                                    333-64417
                                    333-72578
                                    333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491
     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2014.


                                        /s/ Mark Pearson
                                        ----------------
                                        Mark Pearson, Chairman of the Board,
                                        President, Chief Executive Officer and
                                        Director
State of New York)
County of New York) ss.:

On the 13th day of November in the year 2014 before me, the undersigned, personally appeared Mark Pearson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Sue Ann Charles
-------------------
Signature and Office of individual taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                    033-14362
                                    033-20453
                                    033-20696
                                    333-59717
                                    333-72632
                                    333-91776
                                    333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                    002-95990
                                    033-82570
                                    333-56969
                                    333-64417
                                    333-72578
                                    333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491
     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2014.


                                        /s/ Bertram Scott
                                        -----------------
                                        Bertram Scott, Director
State of New York)
County of New York) ss.:

On the 13th day of November in the year 2014 before me, the undersigned, personally appeared Bertram Scott, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Sue Ann Charles
-------------------
Signature and Office of individual taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                    033-14362
                                    033-20453
                                    033-20696
                                    333-59717
                                    333-72632
                                    333-91776
                                    333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                    002-95990
                                    033-82570
                                    333-56969
                                    333-64417
                                    333-72578
                                    333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491
     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2014.


                                        /s/ Lorie A. Slutsky
                                        --------------------
                                        Lorie A. Slutsky, Director
State of New York)
County of New York) ss.:

On the 13th day of November in the year 2014 before me, the undersigned, personally appeared Lorie A. Slutsky, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Sue Ann Charles
-------------------
Signature and Office of individual taking acknowledgment

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer or Director of MONY Life Insurance Company of America (the "Company"), a stock life insurance company, hereby constitutes and appoints Dave S. Hattem, Dominique Baede, Karen Field Hazin, Naomi J. Weinstein, Kermitt J. Brooks, Ralph A. Petruzzo, Shane Daly, Ira Shuman and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, place and stead, to execute and file any and all registration statements (and amendments thereto) by the Company or its separate accounts relating to annuity contracts and life insurance policies under the Securities Act of 1933 and/or the Investment Company Act of 1940, including but not limited to the "Registration Statements," as defined below, with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents being empowered to act with or without the others, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

     The "Registration Statements" covered by the Power of Attorney are defined to include the registration statements listed below:

                   MONY AMERICA VARIABLE ACCOUNT A (811-05166)
                                    033-14362
                                    033-20453
                                    033-20696
                                    333-59717
                                    333-72632
                                    333-91776
                                    333-92066
           Form N-4 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT K (811-22886)
                                   333-191149
                                   333-191150
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT L (811-04234)
                                    002-95990
                                    033-82570
                                    333-56969
                                    333-64417
                                    333-72578
                                    333-72596
                                   333-104162
                                   333-134304
           Form N-6 registration statements to be filed as necessary.

                   MONY AMERICA VARIABLE ACCOUNT S (811-05100)
                                    033-13183
           Form N-6 registration statements to be filed as necessary.

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                                   333-132810
                                   333-186795
                                   333-195491
     Form S-1 or S-3 registration statements to be filed, as necessary, for Market Value Adjustment interests under MONY Variable Annuity and MONY Custom Master contracts issued by MONY Life Insurance Company of America.
     Form S-1 or S-3 registration statements to be filed, as necessary, for index-linked investment options to be offered with certain flexible premium variable life insurance policies. This includes, but is not limited to, the Market Stabilizer Option(R).
     Form S-1, S-3, N-4 or N-6 registration statements to be filed as necessary, including but not limited to any registration statements filed to continue the offering of, and/or register more securities for, any securities offered by the registration statements identified above.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of November, 2014.


                                        /s/ Richard C. Vaughan
                                        ----------------------
                                        Richard C. Vaughan, Director
State of New York)
County of New York) ss.:

On the 13th day of November in the year 2014 before me, the undersigned, personally appeared Richard C. Vaughan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he or she executed the same in his or her capacity, and that by his or her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


/s/ Sue Ann Charles
-------------------
Signature and Office of individual taking acknowledgment